UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

IGNYTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650 Fifth Avenue, 4th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IGNYU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGNY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IGNYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, Ignyte Acquisition Corp., a Delaware corporation (the “Company” or “Ignyte”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea and Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the corporate presentation that the Company and Peak Bio have prepared for use in connection with the Ladenburg Investor Conference, scheduled for September 29, 2022, related to Peak Bio’s business and the Business Combination.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the Business Combination, as these materials will contain important information about Peak Bio, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Ignyte Acquisition Corp., 640 Fifth Avenue, 4th Floor, New York, NY 10019.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s preliminary proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to the Company, 640 Fifth Avenue, 4th Floor, New York, NY 10019. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the Business Combination when available.

Peak Bio and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Company’s preliminary proxy statement for the proposed Business Combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Ignyte’s ability to enter into definitive agreements or consummate a transaction with Peak Bio; Ignyte’s ability to obtain the financing necessary to consummate the Business Combination; and the expected timing of completion of the Business Combination. These statements are based on various assumptions and on the current expectations of Ignyte’s and Peak Bio’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ignyte and Peak Bio. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Business Combination or to satisfy the other conditions to the closing of the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Ignyte stockholders for the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the Business Combination or difficulty in, or costs associated with, integrating the businesses of Ignyte and Peak Bio; the amount of redemption requests made by the Ignyte stockholders; the occurrence of events that may give rise to a right of one or both of Ignyte and Peak Bio to terminate the Business Combination Agreement; risks related to Peak Bio’s business and the timing of expected business milestones; and those factors discussed in the proxy statement, under the heading “Risk Factors,” and other documents of Ignyte filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Ignyte nor Peak Bio presently know or that Ignyte and Peak Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ignyte’s and Peak Bio’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Ignyte and Peak Bio anticipate that subsequent events and developments will cause their assessments to change. However, while Ignyte and Peak Bio may elect to update these forward-looking statements at some point in the future, Ignyte and Peak Bio specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ignyte’s or Peak Bio’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Ignyte nor Peak Bio gives any assurance that either the Ignyte or Peak Bio, or the combined company, will achieve its expectations.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Ignyte or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Peak Bio Corporate Presentation, dated September 2022.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 28, 2022	Ignyte Acquisition Corp.

	By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Co-Chief Executive Officer